UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

BECTON, DICKINSON AND COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey 07417-1880

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 847-6800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	BDX	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Mandatory Convertible Preferred Stock, Series B	BDXB	New York Stock Exchange
1.000% Notes due December 15, 2022	BDX22A	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.401% Notes due May 24, 2023	BDX23A	New York Stock Exchange
3.020% Notes due May 24, 2025	BDX25	New York Stock Exchange
0.632% Notes due June 4, 2023	BDX/23A	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
0.000% Notes due August 13, 2023	BDX23B	New York Stock Exchange
0.034% Notes due August 13, 2025	BDX25A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In connection with the separation of Becton, Dickinson and Company’s (“BD”) diabetes care business (the “Separation”) through the distribution of 100% of the outstanding shares of common stock, par value $0.01 per share, of Embecta Corp. (“embecta”) to BD’s stockholders of record as of the close of business on March 22, 2022 (the “Distribution”), each of Claire Pomeroy, MD and David F. Melcher has resigned as directors of BD, in each case effective as of April 1, 2022, in connection with the completion of the Separation and the Distribution and their appointment to the board of directors of embecta.

Composition of the BD Board

Effective at the time of the Separation and the Distribution, the size of the board of directors of BD has been reduced to eleven directors. The board of directors of BD currently consists of William M. Brown, Catherine M. Burzik, Carrie Byington, R. Andrew Eckert, Claire M. Fraser, Jeffrey W. Henderson, Christopher Jones, Marshall O. Larsen, Timothy M. Ring, Bertram L. Scott and Thomas E. Polen.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by BD on April 1, 2022 announcing completion of the Separation and Distribution is filed as Exhibit 99.1 to this report.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01. Other Events

On April 1, 2022, BD entered into several agreements with embecta in connection with the Separation and the Distribution. The Distribution was effective at 12:01 a.m., Eastern Time, on April 1, 2022 (the “Effective Time”). embecta is now an independent public company trading under the symbol “EMBC” on the Nasdaq Global Select Market. BD stockholders of record as of the close of business on March 22, 2022 (the “Record Date”) received one share of embecta common stock for every five shares of BD common stock held as of close of business on the Record Date.

In connection with the Separation and Distribution, BD and embecta entered into various agreements that will govern the relationship of the parties following the Separation and the Distribution, including a Separation and Distribution Agreement.

A summary of certain material terms of the Separation and Distribution Agreement, and such other agreements, can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with BD” in embecta’s Information Statement dated February 11, 2022 (the “Information Statement”), which was included as Exhibit 99.1 to embecta’s Current Report on 8-K filed with the Securities and Exchange Commission on February 11, 2022. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement, which is included with this report as Exhibit 99.2, and the other Separation related agreements, which can be found in embecta’s Current Report on 8-K filed with the Securities and Exchange Commission on April 6, 2022.

Debt-for-Debt Exchange and Tender Offer

In connection with the Separation, on March 31, 2022, embecta issued to BD $200,000,000 in 6.750% senior secured notes due 2030 (the “embecta Notes”). The embecta Notes were issued by embecta to BD as part of the consideration for assets transferred by BD to embecta. Also on March 31, 2022, pursuant to its previously announced tender offer (the “Tender Offer”) for certain notes issued by BD, Morgan Stanley & Co. LLC purchased $199,078,000 in aggregate principal amount of BD’s Floating Rate Notes due June 6, 2022 (the “Purchased Floating Rate Notes”) issued by BD pursuant to that certain Indenture, dated as of March 1, 1997 between BD and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as trustee. On April 1, 2022, BD transferred the embecta Notes to Morgan Stanley in exchange (the “Exchange”) for the Purchased Floating Rate Notes.

Following the Exchange, BD cancelled the Purchased Floating Rate Notes.

A copy of the press release announcing the early tender results of the Tender Offer is attached hereto as Exhibit 99.3, and the information set forth therein is incorporated herein by reference.

BD Guaranty

In connection with the Separation and prior to the Distribution, BD guaranteed on an unsecured, unsubordinated basis embecta’s obligations in respect of the credit facility entered into by and the senior notes issued by embecta. Upon completion of the Separation, BD was automatically released from all obligations in respect of such guarantees.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 1, 2022

99.2	Separation and Distribution Agreement, dated as of April 1, 2022, by and between BD and embecta*

99.3	Press Release, dated March 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. BD agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Becton, Dickinson and Company

By:	/s/ Gary DeFazio
Name:	Gary DeFazio
Title:	Senior Vice President and Corporate Secretary

Dated: April 6, 2022